EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 25, 1998 included in Snyder Communications, Inc.'s Current Report on Form 8-K dated October 1, 1998 and to all references to our Firm included in this registration statement.


                                                /s/ Arthur Andersen LLP

Washington, D.C.
November 25, 1998

















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